Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2025

Company Name	Domicile or State of Incorporation
Acme Brick Company	Delaware
Acme Building Brands, Inc.	Delaware
Affordable Housing Partners, Inc.	Delaware
Albecca Inc.	Georgia
Alleghany Capital Corporation	Delaware
Alleghany Corporation	Delaware
Alleghany Insurance Holdings LLC	Delaware
AltaLink, L.P.	Canada
American Dairy Queen Corporation	Delaware
AmGUARD Insurance Company	Nebraska
Bell Laboratories, Inc.	Wisconsin
Ben Bridge Jeweler, Inc.	Washington
Benjamin Moore & Co.	New Jersey
Benjamin Moore & Co., Limited	Canada
Berkshire Hathaway Assurance Corporation	New York
Berkshire Hathaway Automotive Inc.	Delaware
Berkshire Hathaway Credit Corporation	Nebraska
Berkshire Hathaway Direct Insurance Company	Nebraska
Berkshire Hathaway Energy Company	Iowa
Berkshire Hathaway European Insurance Designated Activity Company	Ireland
Berkshire Hathaway Finance Corporation	Delaware
Berkshire Hathaway Homestate Insurance Company	Nebraska
Berkshire Hathaway International Insurance Limited	United Kingdom
Berkshire Hathaway Life Insurance Company of Nebraska	Nebraska
Berkshire Hathaway Specialty Insurance Company	Nebraska
Berkshire Production Supply LLC	Michigan
BH Finance LLC	Nebraska
BH Shoe Holdings, Inc.	Delaware
BHA Real Estate Holdings, LLC	Delaware
BHE Canada Holdings Corporation	Canada
BHE GT&S, LLC	Delaware
BHE Pipeline Group, LLC	Delaware
BHE Renewables, LLC	Delaware
BHE U.S. Transmission, LLC	Delaware
BH-IMC Holdings Inc.	Delaware
BNSF Railway Company	Delaware
Boat America Corporation	Virginia
Borsheim Jewelry Company, Inc.	Nebraska
Brooks Sports, Inc.	Washington
Burlington Northern Santa Fe, LLC	Delaware
Business Wire, Inc.	Delaware
Cannon-Muskegon Corporation	Michigan
CapSpecialty, Inc.	Wisconsin
Central States of Omaha Companies, Inc.	Nebraska
Cerro Wire LLC	Delaware
Charter Brokerage Holdings Corp.	Delaware
Charter Brokerage Holdings, LLC	Delaware
Charter Brokerage LLC	New York
Clayton Homes, Inc.	Delaware

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2025

Company Name	Domicile or State of Incorporation
Clayton Properties Group, Inc.	Tennessee
CMH Capital, Inc.	Delaware
CMH Homes, Inc.	Tennessee
CMH Manufacturing, Inc.	Tennessee
CMH Services, Inc.	Tennessee
Columbia Insurance Company	Nebraska
CORT Business Services Corporation	Delaware
Cove Point GP Holding Company, LLC	Delaware
Cove Point LNG, LP	Delaware
CTB International Corp.	Indiana
Cypress Insurance Company	California
Detlev Louis Motorrad-Vertriebs GmbH	Austria
Detlev Louis Motorrad-Vertriebsgesellschaft GmbH	Germany
Duracell (China) Limited	China
Duracell Batteries BVBA	Belgium
Duracell International Operations Sàrl	Switzerland
Duracell Manufacturing LLC	Delaware
Duracell U.S. Holding LLC	Delaware
Duracell U.S. Operations, Inc.	Delaware
Eastern Energy Gas Holdings, LLC	Virginia
Eastern Gas Transmission and Storage, Inc.	Delaware
Eastern MLP Holding Company II, LLC	Virginia
Empire Distributors of North Carolina, Inc.	Georgia
Empire Distributors of Tennessee, Inc.	Tennessee
Empire Distributors, Inc.	Georgia
EXSIF Worldwide, Inc.	Delaware
Faraday Corporate Capital Limited	United Kingdom
FlightSafety Defense Corporation	Delaware
FlightSafety International Inc.	New York
FlightSafety Textron Aviation Training LLC	Delaware
FOL International Unlimited Company	Ireland
Forest River Manufacturing, LLC	Indiana
Forest River, Inc.	Indiana
Freedom Warehouse Corp.	Nevada
Fruit of the Loom, Inc.	Delaware
Garan Manufacturing Corp.	Delaware
Garan, Incorporated	Delaware
GEICO Advantage Insurance Company	Nebraska
GEICO Casualty Company	Nebraska
GEICO Choice Insurance Company	Nebraska
GEICO Corporation	Delaware
GEICO County Mutual Insurance Company	Texas
GEICO General Insurance Company	Nebraska
GEICO Indemnity Company	Nebraska
GEICO Insurance Agency, LLC	Maryland
GEICO Marine Insurance Company	Nebraska
GEICO Protection Insurance Company	Nebraska
GEICO Secure Insurance Company	Nebraska
GEICO Texas County Mutual Insurance Company	Texas

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2025

Company Name	Domicile or State of Incorporation
General Re Corporation	Delaware
General Re Life Corporation	Connecticut
General Reinsurance Africa Ltd.	South Africa
General Reinsurance AG	Germany
General Reinsurance Australia Ltd	Australia
General Reinsurance Corporation	Delaware
General Reinsurance Life Australia Ltd.	Australia
General Star Indemnity Company	Delaware
General Star National Insurance Company	Delaware
Genesis Insurance Company	Delaware
Government Employees Insurance Company	Nebraska
H. H. Brown Shoe Company, Inc.	Delaware
Helzberg’s Diamond Shops, LLC	Missouri
Henley Holdings, LLC	Delaware
Homemakers Plaza, Inc.	Iowa
HomeServices of America, Inc.	Delaware
IMC (Germany) Holdings GmbH	Germany
IMC International Metalworking Companies Inc.	Delaware
Ingersoll Cutting Tool Company Inc.	Delaware
Ingersoll Werkzeuge GmbH	Germany
International Dairy Queen, Inc.	Delaware
IPS-Integrated Project Services, LLC	Delaware
Iscar Ltd.	Israel
ITTI Group USA Holdings, Inc.	Delaware
Jazwares, LLC	Delaware
Johns Manville	Delaware
Johns Manville Canada, Inc.	Canada
Johns Manville Corporation	Delaware
Johns Manville Europe GmbH	Germany
Johns Manville Slovakia, a.s.	Slovakia
Jordan’s Furniture, Inc.	Massachusetts
Justin Brands, Inc.	Delaware
Kahn Ventures, Inc.	Georgia
Larson-Juhl US LLC	Georgia
LeachGarner, Inc.	Delaware
Lipotec, S.A.U.	Spain
LiquidPower Specialty Products Inc.	Delaware
Lubrizol Additive (Zhuhai) Co., Ltd.	China
Lubrizol Advanced Materials Europe BV	Belgium
Lubrizol Advanced Materials India Private Limited	India
Lubrizol Advanced Materials International, LLC	Delaware
Lubrizol Advanced Materials Spain, S.L.U.	Spain
Lubrizol Advanced Materials, Inc.	Delaware
Lubrizol de Mexico Comercial S. de R.L. de C.V.	Mexico
Lubrizol do Brasil Aditivos, Ltda.	Brazil
Lubrizol Europe Coordination Center BV	Belgium
Lubrizol Global Management, Inc.	Delaware
Lubrizol India Private Limited	India

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2025

Company Name	Domicile or State of Incorporation
Lubrizol International, Inc.	Delaware
Lubrizol Japan Limited	Japan
Lubrizol Korea, Inc.	Korea
Lubrizol Life Science, Inc.	Delaware
Lubrizol Limited	United Kingdom
Lubrizol Luxembourg S.a.r.l.	Luxembourg
Lubrizol Management (Shanghai) Co., Ltd.	China
Lubrizol Management UK Limited	United Kingdom
Lubrizol Overseas Trading Corporation	Delaware
Lubrizol Southeast Asia (Pte.) Ltd.	Singapore
Lubrizol Specialty Chemicals Manufacturing (Shanghai) Co., Ltd.	China
Marmon Beverage Technologies, Inc.	Delaware
Marmon Crane Services, Inc.	Delaware
Marmon Distribution Services, Inc.	Delaware
Marmon Energy Services Company	Delaware
Marmon Engineered Components Company	Delaware
Marmon Food, Beverage & Water Technologies Company LLC	Delaware
Marmon Foodservice Technologies, Inc.	Minnesota
Marmon Highway Technologies LLC	Delaware
Marmon Holdings, Inc.	Delaware
Marmon Rail Group, Inc.	Delaware
Marmon Transportation Services LLC	Delaware
Marmon Tubing, Fittings & Wire Products, Inc.	Delaware
Marmon Water, Inc.	Delaware
Marmon Wire & Cable, Inc.	Delaware
McLane Company, Inc.	Texas
McLane Foodservice Distribution, Inc.	North Carolina
McLane Foodservice, Inc.	Texas
McLane Suneast, Inc.	Texas
MedPro Group Inc	Indiana
MHC Inc.	Iowa
MidAmerican Energy Company	Iowa
MidAmerican Funding, LLC	Iowa
Mindware Corporation	Minnesota
MiTek Inc.	Missouri
MiTek Industries, Inc.	Delaware
MLMIC Insurance Company	New York
Mount Vernon Fire Insurance Company	Nebraska
Mouser Electronics, Inc.	Delaware
MPP Co., Inc.	Kansas
National Fire & Marine Insurance Company	Nebraska
National Indemnity Company	Nebraska
National Indemnity Company of Mid-America	Iowa
National Indemnity Company of the South	Iowa
National Liability & Fire Insurance Company	Connecticut
Nebraska Furniture Mart, Inc.	Nebraska

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2025

Company Name	Domicile or State of Incorporation
Nederlandse Reassurantie Groep N.V.	Netherlands
NetJets Aviation, Inc.	Delaware
NetJets Inc.	Delaware
NetJets Sales, Inc.	Delaware
Nevada Power Company	Nevada
NFM of Kansas, Inc.	Kansas
NNGC Acquisition, LLC	Delaware
Northern Electric plc.	United Kingdom
Northern Natural Gas Company	Delaware
Northern Powergrid Holdings Company	United Kingdom
Northern Powergrid (Yorkshire) plc.	United Kingdom
Northern Powergrid UK Holdings	United Kingdom
NV Energy, Inc.	Nevada
NVE Holdings, LLC	Delaware
Oak River Insurance Company	Nebraska
Old United Casualty Company	Kansas
Oriental Trading Company, Inc.	Delaware
OTC Brands, Inc.	Delaware
OTC Worldwide Holdings, Inc.	Delaware
PacifiCorp	Oregon
PCC Airfoils LLC	Ohio
PCC Structurals, Inc.	Oregon
PFJE Holdings LLC	Delaware
Pilot Travel Centers LLC	Delaware
PPW Holdings LLC	Delaware
Precision Castparts Corp.	Oregon
Princeton Insurance Company	New Jersey
Procor Limited	Canada
Procrane Holdings, Inc.	Delaware
Procrane Inc.	Canada
R. C. Willey Home Furnishings	Utah
Redwood Fire and Casualty Insurance Company	Nebraska
Richline Group, Inc.	Delaware
Rio Grande, Inc.	New Mexico
RSUI Group, Inc.	Delaware
Russell Brands, LLC	Delaware
See’s Candies, Inc.	California
See’s Candy Shops, Inc.	California
Shaw Industries Group, Inc.	Georgia
Shaw Industries, Inc.	Georgia
Sierra Pacific Power Company	Nevada
Smilemakers, Inc	South Carolina
Söfft Shoe Company, LLC	Delaware
SPS International Investment Company	Delaware
SPS Technologies, LLC	Pennsylvania
Star Furniture Company, LLC	Texas
Sterling Crane LLC	Delaware

Reg. S-K

Item 601

Exhibit 21

BERKSHIRE HATHAWAY INC.

Subsidiaries of Registrant (1)

December 31, 2025

Company Name	Domicile or State of Incorporation
TaeguTec Ltd.	Korea
The Duracell Company	Delaware
The Fechheimer Brothers Company	Delaware
The Lubrizol Corporation	Ohio
The Marmon Group of Canada Ltd.	Canada
The Medical Protective Company	Indiana
The Pampered Chef, Ltd.	Illinois
Titanium Metals Corporation	Delaware
Transatlantic Holdings, Inc.	Delaware
Transatlantic Reinsurance Company	New York
TTI, Inc.	Delaware
Tungaloy Corporation	Japan
TXFM INC	Texas
U.S. Investment Corporation	Pennsylvania
U.S. Underwriters Insurance Company	North Dakota
Union Tank Car Company	Delaware
Union Underwear Company, Inc.	Delaware
United States Liability Insurance Company	Nebraska
Vanderbilt Mortgage and Finance, Inc.	Tennessee
Vanity Fair Brands, LP	Delaware
Vesta Intermediate Funding, Inc.	Delaware
W&W-AFCO Steel LLC	Delaware
Wellfleet Insurance Company	Indiana
Wellfleet New York Insurance Company	New York
Western Capital Group, LLC	Nevada
WestGUARD Insurance Company	Nebraska
Worldwide Containers, Inc.	Delaware
WPLG, Inc.	Delaware
WWSC Holdings, LLC	Delaware
Wyman-Gordon Company	Massachusetts
XTRA Companies, Inc.	Delaware
XTRA Corporation	Delaware
XTRA Lease LLC	Delaware
XTRA LLC	Maine
Yorkshire Electricity Group plc.	United Kingdom
21st Mortgage Corporation	Delaware

(1)
Each of the named subsidiaries is not necessarily a “significant subsidiary” as defined in Rule 1-02(w) of Regulation S-X, and Berkshire has several additional subsidiaries not named above. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” at the end of the year covered by this report.